SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	Commission File Number
October 31, 2003	0-8707

NATURE’S SUNSHINE PRODUCTS, INC.

(Exact name of Registrant as specified in its charter)

Utah	87-0327982
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

75 East 1700 South Provo, Utah 84606
(Address of principal executive offices and zip code)

(801) 342-4300
(Registrant’s telephone number)

Item 5.  Other Events

On October 31, 2003 the Registrant issued a press release announcing a quarterly cash dividend of  3-1/3 cents per share payable on November 25, 2003 to shareholders of record on November 14, 2003.  A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits

(c)	The following exhibits are being furnished herewith:

99.1*	Text of press release issued by Nature’s Sunshine Products, Inc. dated October 30, 2003.
99.2	Text of press release issued by Nature’s Sunshine Products, Inc. dated October 31, 2003.

* This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 12.  Results of Operations and Financial Condition

The information contained in this Item 12 and the exhibit hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

On October 30, 2003, the Registrant issued a press release regarding its financial results for its third fiscal quarter ended September 30, 2003.  A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2003	NATURE’S SUNSHINE PRODUCTS, INC.
	By:	/s/ CRAIG D. HUFF

Name: Craig D. Huff
Title: Chief Financial Officer and Secretary